SEI INSTITUTIONAL INTERNATIONAL TRUST
(the "Trust")

Supplement dated April 11, 2025
to the Statement of Additional Information (the "SAI"), dated January 31, 2025

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with such SAI.

Changes in Membership of the Board

The SAI is hereby amended and supplemented to reflect the following change in the membership of the Board of Trustees of the Trust.

At a special meeting of the shareholders of the Trust, held on October 16, 2024, as adjourned to November 13, 2024, again adjourned to December 18, 2024, again adjourned to January 29, 2025, again adjourned to February 26, 2025, and again adjourned to March 26, 2025, shareholders voted to elect, as a slate of nominees, each of the current Trustees, one new interested Trustee, Mr. Dennis McGonigle, and two new independent Trustees, Ms. Eli Powell Niepoky and Ms. Kimberly Walker, to the Board of Trustees of the Trust (the "Board"). Accordingly, the below changes are hereby made to the SAI to reflect these changes to the Board.

Under the section titled "Trustees and Officers of the Trust," under the heading titled "Members of the Board," the first sentence is hereby deleted and replaced with the following:

There are eleven members of the Board of Trustees, eight of whom are not interested persons of the Trust, as that term is defined in the 1940 Act ("independent Trustees").

In addition, under the same section, under the heading titled "Interested Trustees," the footnote is hereby deleted and the following text and footnote are hereby added to the end of the section:

DENNIS J. MCGONIGLE (Born: 1960)—Trustee* (since 2025)—Adviser to SEI Investments Company, Inc. since April 2024. Trustee of SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds. Chief Financial Officer of SEI Investments Company, Inc. from 2002 to April 2024. Executive Vice President of SEI Investments Company, Inc. from 1996 to 2024. Business Manager and Product Manager of SEI Investments Company, Inc. from 1985 to 1998. Senior Auditor of Arthur Andersen and Company from 1982 to 1985.

*  Messrs. Doran, Nesher and McGonigle are Trustees deemed to be "interested" persons (as that term is defined in the 1940 Act) of the Funds by virtue of their relationships with SEI.

In addition, under the same section, under the heading titled "Independent Trustees," the following text is hereby added as the last paragraphs in the section:

ELI POWELL NIEPOKY (Born: 1966)—Trustee (since 2025)—Treasurer of The Robert W. Woodruff Foundation since May 2021. Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds. Vice President and Chief Investment Officer of Berman Capital Advisors from March 2018 to May 2021. Independent Consultant from January 2017 to February 2018. Principal and Chief Investment Officer of Diversified Trust Company from January 2003 to April 2015. Information Analyst and Director of Delta Air Lines from January 1990 to December 2002.

KIMBERLY WALKER (Born: 1958)—Trustee (since 2025)—General Partner at 1809 Capital since 2022. Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds. Advisory Committee Member of NISA Investment Advisors since 2018. Chief Investment Officer of Washington University in St. Louis from 2006 to 2016. President of Qwest Asset Management Company from 1998 to 2006. Director of Equity Strategy for General Motors Corporation from 1994 to 1998.

In addition, under the same section, under the heading titled "Individual Trustee Qualifications," the following paragraph is hereby added following the paragraph related to Mr. Doran:

The Trust has concluded that Mr. McGonigle should serve as Trustee because of the experience he has gained in his various roles with SEI Investments Company, his knowledge of the financial services industry, and the experience he gained serving as a director on various company boards.

In addition, under the same heading, the following paragraphs are hereby added following the paragraph related to Mr. Melendez:

The Trust has concluded that Ms. Niepoky should serve as Trustee because of her education, her knowledge of public and private markets gained through her institutional and private wealth management roles, and her other professional experience.

The Trust has concluded that Ms. Walker should serve as Trustee because of her extensive knowledge of institutional asset management, experience she gained serving as Chief Investment Officer of a large university, and other professional experience gained through her prior employment.

In addition, under the same section, under the heading titled "Board Standing Committees," under the sub-headings titled "Audit Committee" and "Governance Committee," the references to "Mses. Lesavoy, Cote and Reynolds" are hereby deleted and replaced with "Mses. Lesavoy, Cote, Reynolds, Niepoky and Walker" to reflect additions of the new trustees as members of the Audit Committee and Governance Committee.

In addition, under the same section, under the heading titled "Fund Shares Owned by Board Members," the following text, and footnote, is hereby added to, and below, the chart in the appropriate location designated by the headers:

Name	Dollar Range of Fund Shares (Fund)	Aggregate Dollar Range of Shares (Fund Complex)
Interested
Mr. McGonigle†	None	Over $100,000
Independent
Ms. Niepoky†	None	None
Ms. Walker†	None	None

†  Mses. Walker and Niepoky and Mr. McGonigle became trustees for the Trust effective March 26, 2025.

In addition, under the same section, under the heading titled "Board Compensation," the following text, and footnote, is hereby added to, and below, the chart in the appropriate location designated by the headers:

Name	Aggregate Compensation	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and Fund Complex
Interested
Mr. McGonigle†	$0	$0	$0	$0
Independent
Ms. Niepoky†	$0	$0	$0	$0
Ms. Walker†	$0	$0	$0	$0

†  Mses. Walker and Niepoky and Mr. McGonigle became trustees for the Trust effective March 26, 2025.

Other than as set forth herein, there are no other changes to the membership of the Board.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1589 (04/25)